UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2014

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD

PARAMUS, NEW JERSEY 07652

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 9, 2014, M&T Bank Corporation (“M&T”) and Hudson City Bancorp, Inc. (“Hudson City”) announced that they have entered into Amendment No. 3 (“Amendment No. 3”) to the Agreement and Plan of Merger, dated as of August 27, 2012 as amended by Amendment No. 1, dated as of April 13, 2013 and Amendment No.2, dated as of December 16, 2013 (as amended, the “Merger Agreement”), by and among M&T, Hudson City and Wilmington Trust Corporation (“WTC”). Amendment No. 3 is attached as Exhibit 2.1 to this Report. The Merger Agreement was included as Appendix A to the Joint Proxy Statement/Prospectus of M&T and Hudson City, dated February 22, 2013. Amendment No. 1 was filed with the Securities and Exchange Commission as Exhibit 2.1 to Hudson City’s current report on Form 8-K on April 15, 2013. Amendment No. 2 was filed with the Securities and Exchange Commission as Exhibit 2.1 to Hudson City’s current report on Form 8-K on December 17, 2013.

Amendment No. 3 extends the date after which either party may terminate the Merger Agreement if the merger of Hudson City with and into WTC (the “Merger”) has not yet been completed from December 31, 2014 to April 30, 2015. Amendment No. 3 also permits Hudson City to take certain interim actions, including with respect to Hudson City personnel, prior to the completion of the Merger.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3. Except as explicitly provided in Amendment No. 3, the Merger Agreement remains in full force and effect as amended on April 13, 2013 and December 16, 2013.

Item 8.01	Other Events.

On December 9, 2014, Hudson City and M&T issued a joint press release in connection with Amendment No. 3. The joint press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 3 to the Agreement and Plan of Merger, dated as of August 27, 2012, by and among M&T Bank Corporation, Hudson City Bancorp Inc. and Wilmington Trust Corporation

99.1	Joint Press Release issued on December 9, 2014

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Report may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on certain assumptions and describe future plans, strategies, expectations or predictions of M&T and Hudson City. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and neither M&T nor Hudson City assumes any duty to update forward-looking statements. In addition to factors previously disclosed in M&T’s and Hudson City’s reports filed with the SEC and those identified elsewhere in this Report, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger on the expected terms and schedule, particularly in view of the Federal Reserve issues that have caused further delay in obtaining a regulatory determination; the additional delay in closing the Merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives, including in connection with Hudson City’s strategic plan; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

IMPORTANT ADDITIONAL INFORMATION

In connection with the Merger, M&T filed with the SEC on February 22, 2013 a Registration Statement on Form S-4 that includes a Joint Proxy Statement of M&T and Hudson City and a Prospectus of M&T (together with the Joint Proxy Statement, as amended, the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. The S-4 has been declared effective and the Joint Proxy Statement/Prospectus was mailed to shareholders of M&T and Hudson City on or about February 27, 2013 in connection with their respective shareholder meetings relating to the Merger. Each of M&T and Hudson City may file other relevant documents concerning the proposed transaction. SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and Hudson City, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Anthony J. Fabiano
Anthony J. Fabiano
President and Chief Operating Officer

Dated: December 9, 2014

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 3 to the Agreement and Plan of Merger, dated as of August 27, 2012, by and among M&T Bank Corporation, Hudson City Bancorp Inc. and Wilmington Trust Corporation

99.1	Joint Press Release issued on December 9, 2014